                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ William L. Armstrong
------------------------
William L. Armstrong

               /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert G. Avis
------------------------
Robert G. Avis

              /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ George C. Bowen
------------------------
George C. Bowen

               /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Edward L. Cameron
------------------------
Edward L. Cameron

                /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Jon S. Fossel
------------------------
Jon S. Fossel

                /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Sam Freedman
------------------------
Sam Freedman

              /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Beverly Hamilton
------------------------
Beverly Hamilton

                   /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert J. Malone
------------------------
Robert J. Malone

          /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee  of  Oppenheimer
International  Bond  Fund  (the  "Fund"),  to  sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ F. William Marshall
------------------------
F. William Marshall

               /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee,  President  and
Principal  Executive  Officer  of  Oppenheimer  International  Bond  Fund (the
"Fund"), to sign on my behalf any and all Registration  Statements  (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ John V. Murphy
------------------------
John V. Murphy

               /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me and  in my  capacity  as a  Treasurer  and  Principal
Financial and Accounting  Officer of Oppenheimer  International Bond Fund (the
"Fund"), to sign on my behalf any and all Registration  Statements  (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Brian W. Wixted
-----------------------
Brian W. Wixted

               /s/ Kathleen Ives
Witness:_______________________________
        Kathleen Ives
        Assistant Secretary